UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

SEACHANGE INTERNATIONAL, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

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INVITATION TO 2020 ANNUAL MEETING OF STOCKHOLDERS

DATE: Thursday, July 9, 2020

TIME: 10:00 a.m., Eastern Time

May 27, 2020

Dear Stockholders,

I am pleased that we are again taking advantage of the Securities and Exchange Commission rules allowing issuers to furnish proxy materials over the Internet. Please read the proxy statement for more information on this alternative or follow the link to a Q&A here on our web site. We believe this will allow us to provide our stockholders with the information they need while lowering the costs of delivery and reducing the environmental impact of our Annual Meeting of Stockholders.

Sincerely yours,

Michael Prinn
Chief Financial Officer, Senior Vice President and Treasurer

QUESTIONS AND ANSWERS ABOUT PROXY MATERIALS AND VOTING

FOR

SEACHANGE INTERNATIONAL’S ANNUAL MEETING

TO BE HELD

JULY 9, 2020

Why am I being provided with access to proxy materials?

SeaChange International, Inc. (“SeaChange” or the “Company”) is providing you with access to its proxy statement because our Board of Directors (the “Board”) is soliciting your proxy to vote at our 2020 Annual Meeting of stockholders (the “Annual Meeting”) to be held on Thursday, July 9, 2020. You can access our proxy materials online at www.proxyvote.com or in the Investor Relations section of our website. You are invited to attend the Annual Meeting and we request that you vote on the proposals described in the proxy statement. You do not need to attend the meeting to vote your shares.

Why did I receive a Notice Regarding Internet Availability of Proxy Materials?

In accordance with the rules and regulations of the Securities and Exchange Commission, instead of mailing a printed copy of our proxy materials to each stockholder of record, we have elected to furnish proxy materials to our stockholders on the Internet. We believe that this process allows SeaChange to provide its stockholders with the information they need in a timelier manner, while reducing the environmental impact and lowering the costs of printing and distributing its proxy materials. As a result, SeaChange is mailing to its stockholders of record entitled to vote at the Annual Meeting on or about May 29, 2020, a Notice Regarding Internet Availability of Proxy Materials (the “Notice”) instead of a paper copy of the proxy statement and SeaChange’s 2020 Annual Report. The Notice contains instructions on how to access those documents over the Internet. The Notice also contains instructions on how to request a paper copy of our proxy materials and also instructs you as to how to vote your shares. All stockholders who have previously requested a paper copy of our proxy materials will continue to receive a paper copy of the proxy materials by mail. All other stockholders will not receive a printed copy of the proxy materials unless one is requested.

What am I voting on?

There are three matters scheduled for a vote:

•	to elect Jeffrey Tuder as director to serve for a three-year term as a Class III Director;

•	to conduct an advisory vote on the compensation of SeaChange’s named executive officers; and

•	to ratify the appointment of Marcum LLP as SeaChange’s independent registered public accounting firm.

Where will the meeting be held?

Due to the public health concerns regarding the novel coronavirus disease (“COVID-19”) pandemic, we are holding the Annual Meeting in a virtual-only meeting format to support the health and well-being of our team members and stockholders. You will not be able to attend the Annual Meeting at a physical location, but rather you can log onto the meeting at http://www.virtualshareholdermeeting.com/SEAC2020. The Annual Meeting will be held on Thursday, July 9, 2020 at 10:00 a.m., Eastern Time.

What is the effect of the advisory vote on the compensation of SeaChange’s named executive officers?

SeaChange is providing shareholders with the opportunity at the Annual Meeting to vote on an advisory resolution regarding the compensation of its named executive officers as disclosed in SeaChange’s proxy statement under the heading “Compensation Discussion and Analysis,” commonly known as “Say-on-Pay.” While the Say-on-Pay vote is non-binding, and thus advisory in nature, SeaChange’s Board and Compensation Committee will consider the outcome of the vote when considering future executive compensation arrangements.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on May 19, 2020 will be entitled to vote at the Annual Meeting.

Am I a stockholder of record?

If at the close of business on May 19, 2020 your shares were registered directly in your name with our transfer agent, Computershare Shareholder Services, then you are a stockholder of record. If you hold SeaChange stock through a bank, broker or other intermediary, you are not a stockholder of record. Instead, you hold our stock in “street name,” and the “record owner” of your shares is your bank, broker or other intermediary. If you are not a registered stockholder, please understand that SeaChange does not know that you are a stockholder, or how many shares you own.

If I am a stockholder of record of SeaChange shares, how do I cast my vote?

If you are a stockholder of record, you may vote during the virtual Annual Meeting. However, we encourage you to vote in advance of the meeting even if you plan to attend the Annual Meeting (please see the procedures for voting by proxy below). If you choose to vote during the virtual Annual Meeting, you may do so by entering the multi-digit control number found on your proxy card, voter instruction form, or Notice, as applicable, at the time you log into the meeting at http://www.virtualshareholdermeeting.com/SEAC2020 and following the voting instructions therein.

If you do not wish to vote during the virtual Annual Meeting, you may vote by proxy. The procedures for voting by proxy are as follows:

•

Printed Proxy Card: If you received a printed copy of the proxy materials by mail, you may vote by completing, signing and dating your proxy card and returning it promptly in the envelope provided. You are encouraged to specify your choices by marking the appropriate boxes on the proxy card. Shares will be voted following your written instructions. However, it is not necessary to mark any boxes if you wish to vote in accordance with the Board’s recommendations.

•

Internet: To vote by proxy on the Internet go to www.proxyvote.com to complete an electronic proxy card. To authenticate your identity in order to allow you to provide your voting instructions, and to confirm that your instructions have been recorded properly, you will need your control number found on the Notice.

•

Phone: To vote by phone, you must request a paper copy of the proxy materials, then call 1-800-690-6903. You can use any touch-tone telephone to transmit your voting instructions. Have your proxy card in hand when you call and then follow the instructions.

If you vote by proxy, your vote must be received by 11:59 pm Eastern Time on July 8, 2020 to be counted.

We provide Internet proxy voting to allow you to vote your shares on line, with procedures designed to ensure the authenticity and correctness of your proxy voting instructions. However, please be aware that you must bear any costs associated with your Internet access, such as charges from Internet access.

If I am a holder in street name of SeaChange shares, how do I cast my vote?

If you are a holder in street name, you may vote during the Annual Meeting by entering the multi-digit control number found on your proxy card, voter instruction form, or Notice, as applicable, at the time you log into the meeting at http://www.virtualshareholdermeeting.com/SEAC2020 and following the voting instructions therein.

If you are a holder in street name and do not wish to vote during the meeting, you may vote by proxy. To do so you must timely deliver your voting instructions to your respective bank, broker or other intermediary, following the specific instructions that have been provided to you by your bank, broker or other intermediary.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of SeaChange common stock that you owned as of the close of business on May 19, 2020.

What does it mean if I received more than one Notice?

If you received more than one Notice, your shares are registered in more than one name or are registered in different accounts. Please follow the voting instructions included with each Notice to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

For stockholders of record: Yes. A proxy may be revoked at any time prior to the voting at the meeting by submitting a later dated proxy (including a proxy via the Internet or by telephone) or by giving timely written notice of revocation to the Secretary of the Company.

For holders in street name: Yes. You must follow the specific voting directions provided to you by your bank, broker or other intermediary to change or revoke any instructions you have already provided to your bank, broker or other intermediary.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. We intend to publish the final voting results in a Current Report on Form 8-K to be filed no later than July 15, 2020.